EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT

Dated as of: March 3, 2017

This FIRST AMENDMENT (this “Amendment”) dated as of March 3, 2017 is entered into by and between Goldman Sachs Private Middle Market Credit LLC, a Delaware limited liability company (the “Primary Borrower” and, together with any Qualified Borrowers becoming a party to the Credit Agreement (as defined below), the “Borrowers” and each a “Borrower”), and Bank of America, N.A. (“Bank of America”), as the administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties, the Lead Arranger, the Letter of Credit Issuer and as a Lender (in such capacity, “Lender”).

RECITALS

WHEREAS, the parties hereto entered into that certain Revolving Credit Agreement, dated as of July 18, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the parties hereto wish to make certain changes to the Credit Agreement as further described herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1.    The following new definitions are hereby added to Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

““First Amendment Effective Date” means March 3, 2017.”.

““Temporary Increase Maturity Date” means the earliest of: (a) December 29, 2017; (b) the date upon which the Administrative Agent declares the Obligations due and payable in accordance with Section 10; (c) thirty (30) days prior to the termination of the LLC Agreement of the Primary Borrower; and (d) the date upon which the Primary Borrower terminates the Commitments pursuant to Section 3.6 or otherwise.”.

2.2.    The definition of “Applicable Advance Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Advance Rate” means, with respect to any Included Investor, sixty-five percent (65%); provided that, the Administrative Agent may in its sole discretion increase the Applicable Advance Rate for any Included Investor pursuant to a writing with the Primary Borrower.”.

2.3.    The definition of “Maximum Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Maximum Commitment” means (i) $350,000,000 on and after the First Amendment Effective Date until but excluding the Temporary Increase Maturity Date and (ii) $250,000,000 on and after the Temporary Increase Maturity Date, as, in each case, it may be (a) reduced from time to time by the Borrowers pursuant to Section 3.6 or (b) increased from time to time in accordance with Section 2.16.”.

2.4.    Section 3.2 of the Credit Agreement is hereby amended by adding the following sentence after the first sentence thereof:

“The unpaid principal amount of the Obligations in excess of $250,000,000 outstanding on the Temporary Increase Maturity Date, together with all accrued but unpaid interest thereon, shall be due and payable on the Temporary Increase Maturity Date, and such amounts shall be payable in the currency in which they were borrowed.”

2.5.    Schedule II to the Credit Agreement is hereby replaced in its entirety with Schedule II attached hereto.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received (each in form and substance reasonably satisfactory to the Administrative Agent):

(i)    an executed counterpart (or counterparts) of this Amendment from Bank of America and the Borrower;

(ii)    (x) the certificate of formation as certified by the Secretary of State of the State of Delaware, (y) the limited liability company agreement of the Borrower as currently in effect certified by a Responsible Officer of the Borrower that such agreement is a true and correct copy thereof and is in full force and effect, and (z) resolutions adopted by the Borrower approving or consenting to the transactions contemplated by this Amendment, certified by a Responsible Officer of the Borrower that such resolutions are true and correct copies thereof and are in full force and effect;

(iii)    a true and correct Borrowing Base Certificate, dated as of the Effective Date;

(iv)    favorable written opinions of counsel from (x) Dechert LLP an (y) Fried, Frank, Harris, Shriver & Jacobson LLP with respect to the Credit Agreement, as amended, in form and substance satisfactory to the Administrative Agent in its reasonable discretion, dated as of the Effective Date; and

(v)    payment of all fees and other amounts due and payable on or prior to the Effective Date, including, without limitation, (A) payment of all fees set forth in any Fee Letters, which fees are, in each case, fully-earned as of the date hereof, non-refundable and (except as otherwise expressly set forth therein) not creditable against any other fees, and (B) the fees and disbursements invoiced through the Effective Date of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP.

SECTION 4. Affirmations.

4.1.     The Borrower hereby acknowledges and confirms to Administrative Agent and each Lender that (a) the Collateral Documents and each other Loan Document to which it is a party are each hereby reaffirmed and ratified without qualification and are and remain in full force and effect in accordance with their respective terms and (b) the Liens and security interests of the Administrative Agent under the Collateral Documents and the other Loan Documents that secure all the Obligations, continue in full force and effect in accordance with their respective terms and have the same priority as before this Amendment.

4.2.    The Borrower acknowledges and affirms that the Constituent Documents, resolutions and incumbency certificates previously delivered to the Administrative Agent (except as updated or otherwise modified by the documents referred to in Section 3(ii) of this Amendment) remain in full force and effect as of the Effective Date and have not been amended, modified or rescinded prior to the date hereof.

SECTION 5. Miscellaneous.

5.1.    Representations and Warranties. (a) Each of the parties hereto hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as limited by Debtor Relief Laws and equitable principles, (b) the Borrower hereby represents and warrants as of the Effective Date that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof (or with respect to representations and warranties expressly relating to an earlier date are true and correct in all material respects as of such earlier date), (c) the Borrower hereby represents and warrants that upon the Effective Date, no Default or Event of Default shall exist, (d) the Borrower hereby represents and warrants that as of the Effective Date the Borrowing Base Certificate delivered in connection herewith is true and correct, and (e) the Borrower hereby represents and warrants that as of the Effective Date no event has occurred since the date of the most recent financial statements of the Borrower delivered to the Administrative Agent which could reasonably be expected to have a Material Adverse Effect.

5.2.    References to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “the Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the

Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.3.    No Effect on Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

5.4.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

5.5.    Governing Law. The laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Amendment.

5.6.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

5.7.    Headings. Section headings in this Amendment are for convenience of reference only and shall in no way affect the interpretation of this Amendment or any provision hereof.

5.8.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BANK OF AMERICA, N.A., as Administrative Agent, Lead Arranger, Letter of Credit Issuer and a Lender

By:	/s/ Elizabeth C. Picoli
Name: Elizabeth C. Picoli
Title: Vice President

[SIGNATURES CONTINUE]

First Amendment to Credit Agreement

BORROWER:

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT LLC, a Delaware limited liability company

By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Authorized Signatory

First Amendment to Credit Agreement

SCHEDULE II

Lender	Commitment
Bank of America, N.A.	On and after the First Amendment Effective Date until but excluding the Temporary Increase Maturity Date: $350,000,000
On and after the Temporary Increase Maturity Date: $250,000,000